UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811‑23665

Invesco Dynamic Credit Opportunity Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626‑1919
Date of fiscal year end: 2/28
Date of reporting period: 8/31/2023

ITEM 1.	REPORTS TO STOCKHOLDERS.
(a) The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e‑1 under the Investment Company Act of 1940 is as follows:

Semiannual Report to Shareholders	August 31, 2023
Invesco Dynamic Credit Opportunity Fund
Nasdaq:
A: XCRTX ∎ AX: XAXCX ∎ Y: XCYOX ∎ R6: XCRRX

2	Fund Performance
4	Consolidated Schedule of Investments
15	Consolidated Financial Statements
19	Consolidated Financial Highlights
23	Notes to Consolidated Financial Statements
32	Fund Expenses
33	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data is provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 2/28/23 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.09%
Class AX Shares	4.22
Class Y Shares	4.31
Class R6 Shares	4.27
Credit Suisse Leveraged Loan Index▼ (Style-Specific Index)	5.56
Source(s): ▼Bloomberg LP

The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar- denominated, non-investment-grade loans.
 The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

 A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
 Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Dynamic Credit Opportunity Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges
Class A Shares
10 Years	5.76%
5 Years	4.35
1 Year	4.57

Class AX Shares
Inception (6/26/07)	5.30%
10 Years	6.36
5 Years	5.28
1 Year	8.25

Class Y Shares
10 Years	6.37%
5 Years	5.30
1 Year	8.35

Class R6 Shares
10 Years	6.39%
5 Years	5.33
1 Year	8.37
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The returns shown prior to November 1, 2021 are those of Invesco Dynamic Credit Opportunities Fund (the predecessor fund), a listed closed-end fund. Common Shares of the predecessor fund were reorganized into Class AX shares of the Fund on November 1, 2021.
Returns shown for Class AX shares prior to November 1, 2021 are those of the Common Shares of the predecessor fund. Returns shown for Class A, Class Y and Class R6 shares prior to November 1, 2021 are those of the Common Shares of the predecessor fund restated to reflect any applicable Rule 12b-1 fees and sales charges of the respective class.
Class A share performance reflects the maximum 3.25% sales charge. Class A shares, Class AX shares, Class Y shares and Class R6 shares have no early withdrawal charges, except that an early withdrawal charge of 1.00% may be imposed on certain repurchases of Class A shares made by the Fund within eighteen months of purchase upon which a sales charge was not paid; such charge is not reflected in the returns shown above. Class Y shares and Class R6 shares do not have a front-end sales charge or a CDSC, therefore performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Dynamic Credit Opportunity Fund

Consolidated Schedule of Investments
August 31, 2023
(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–90.35%(b)(c)(d)
Aerospace & Defense–7.14%
ADB Safegate (ADBAS/CEP IV) (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.75%)	8.21%	10/03/2026	EUR	4,000	$4,016,434
FDH Group Acquisition, Inc., Term Loan A (3 mo. Term SOFR + 7.00%)(e)(f)	12.39%	10/01/2025		$ 22,303	21,901,901
NAC Aviation 8 Ltd. (Ireland)
Revolver Loan(f)(g)	0.00%	12/31/2026		1,642	1,642,458
Term Loan (1 mo. USD LIBOR + 4.00%)(f)	9.43%	12/31/2026		1,830	0
Term Loan (1 mo. Term SOFR + 4.00%)(f)	9.43%	12/31/2026		1,870	0
					27,560,793

Automotive–8.26%
Constellation Auto (CONSTE/BCA) (United Kingdom), Second Lien Term Loan B-1 (6 mo. SONIA + 7.50%)	12.68%	07/27/2029	GBP	4,669	4,075,530
First Brands Group Intermediate LLC, Term Loan B (1 mo. Term SOFR + 5.00%)	10.88%	03/30/2027		592	585,169
Muth Mirror Systems LLC
Revolver Loan (3 mo. SOFR + 6.75%)(e)(f)	12.14%	04/23/2025		1,677	1,534,638
Term Loan (3 mo. Term SOFR + 6.75%)(e)(f)	12.42%	04/23/2025		18,709	17,118,883
Transtar Industries, Inc., Term Loan A (3 mo. Term SOFR + 7.25%)(e)(f)	12.82%	01/22/2027		8,566	8,549,016
					31,863,236

Beverage & Tobacco–0.86%
Al Aqua Merger Sub, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	9.06%	07/31/2028		2,222	2,143,211
City Brewing Co. LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	9.07%	03/31/2028		1,809	1,193,823
					3,337,034

Building & Development–0.92%
Corialis (United Kingdom), Term Loan B (1 mo. SONIA + 4.40%)	9.91%	07/06/2028	GBP	677	783,332
Empire Today LLC, Term Loan B (1 mo. USD LIBOR + 5.00%)	10.43%	04/01/2028		533	439,667
LBM Holdings LLC, First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.18%	12/17/2027		5	5,018
LHS Borrow LLC (Leaf Home Solutions), Term Loan (1 mo. Term SOFR + 4.75%)	10.18%	02/16/2029		1,693	1,503,543
Mayfair Mall LLC, Term Loan (1 mo. Term SOFR + 3.25%)(f)	8.68%	04/20/2024		912	829,766
					3,561,326

Business Equipment & Services–14.45%
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM)
Incremental Term Loan(h)	–	05/11/2028		1,685	1,672,209
Term Loan (3 mo. EURIBOR + 3.75%)	7.38%	05/12/2028	EUR	95	99,659
Checkout Holding Corp., Term Loan (1 mo. Term SOFR + 9.50%)	12.87%	05/10/2027		225	136,211
CRCI Longhorn Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	12.68%	08/08/2026		86	81,817
CV Intermediate Holdco Corp. (Class Valuation)
Delayed Draw Term Loan (3 mo. Term SOFR + 6.25%)(e)(f)	1.00%	03/31/2026		8,084	7,664,055
First Lien Term Loan (3 mo. Term SOFR + 6.25%)(e)(f)	11.77%	03/31/2026		8,325	7,892,008
Revolver Loan (3 mo. Term SOFR+ 6.25%)(e)(f)	11.76%	03/31/2026		726	687,757
Revolver Loan(e)(f)(g)	0.00%	03/31/2026		536	508,342
Dun & Bradstreet Corp. (The)
Revolver Loan(f)(h)	–	09/11/2025		561	557,066
Revolver Loan(f)(g)	0.00%	09/11/2025		3,253	3,230,982
Lamark Media Group LLC
Delayed Draw Term Loan (3 mo. Term SOFR + 5.75%)(e)(f)	10.71%	10/14/2027		1,520	1,495,971
Revolver Loan(e)(f)(h)	–	10/14/2027		255	250,581
Revolver Loan(e)(f)(g)	0.00%	10/14/2027		764	751,744
Term Loan (3 mo. SOFR + 5.75%)(e)(f)	10.71%	10/14/2027		7,023	6,911,034
Monitronics International, Inc., Term Loan (3 mo. Term SOFR + 7.50%)	13.00%	06/30/2028		6,088	6,170,617

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

4	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
NAS LLC (d.b.a. Nationwide Marketing Group)
First Lien Term Loan (3 mo. Term SOFR + 6.50%)(e)(f)	11.89%	06/03/2024		$ 2,758	$2,730,568
Revolver Loan (3 mo. Term SOFR + 6.50%)(e)(f)	0.50%	06/03/2024		184	182,064
Revolver Loan(e)(f)(g)	0.00%	06/03/2024		736	728,257
Term Loan (3 mo. Term SOFR + 6.50%)(e)(f)	11.89%	06/03/2024		8,807	8,718,831
Term Loan (3 mo. SOFR + 6.50%)(e)(f)	11.89%	06/03/2024		1,673	1,656,337
Protect America, Revolver Loan(f)(h)	–	09/01/2024		1,049	975,451
Solera (Polaris Newco LLC), Term Loan B (1 mo. SONIA + 5.25%)	10.44%	06/05/2028	GBP	1,372	1,565,813
Spin Holdco, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	9.23%	03/04/2028		336	283,269
UnitedLex Corp., Term Loan (3 mo. Term SOFR + 5.75%)(f)	11.28%	03/20/2027		935	817,852
					55,768,495

Cable & Satellite Television–6.36%
Altice Financing S.A. (Alt-Intl) (Luxembourg), Term Loan B (3 mo. EURIBOR + 5.00%)	8.66%	10/31/2027	EUR	1,998	2,104,611
CSC Holdings LLC, Term Loan B (1 mo. Term SOFR + 4.50%)	9.81%	01/15/2028		1	255
Lightning Finco Ltd. (LiveU) (United Kingdom)
Term Loan B-1 (3 mo. Term SOFR + 5.75%)(e)(f)	11.18%	08/31/2028		18,375	17,548,264
Term Loan B-2 (3 mo. USD LIBOR + 5.50%)(e)(f)	10.98%	08/31/2028		2,227	2,153,790
SFR-Numericable (YPSO, Alt-Fr) (France), Term Loan B (3 mo. EURIBOR + 5.50%)	9.16%	08/31/2028	EUR	2,993	2,735,710
					24,542,630

Chemicals & Plastics–1.98%
Cyanco Intermediate 2 Corp., Term Loan B (1 mo. Term SOFR + 4.75%)	10.08%	07/07/2028		283	284,187
Flint Group (ColourOz Inv) (Germany)
PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 9.52% Cash Rate(i)	5.75%	09/21/2024		32	9,653
Term Loan(h)	–	07/24/2026		4	3,210
Vertellus
Revolver Loan (1 mo. Term SOFR + 5.75%)(e)(f)	11.16%	12/22/2025		286	277,613
Revolver Loan(e)(f)(g)	0.00%	12/22/2025		410	396,970
Term Loan (6 mo. Term SOFR + 5.75%)(e)(f)	11.03%	12/22/2027		6,879	6,665,291
					7,636,924

Conglomerates–0.14%
Safe Fleet Holdings LLC
First Lien Incremental Term Loan (1 mo. Term SOFR + 5.00%)(f)	10.42%	02/23/2029		244	245,403
Second Lien Term Loan (1 mo. Term SOFR + 6.75%)	12.18%	02/02/2026		298	284,535
					529,938

Containers & Glass Products–6.69%
Keg Logistics LLC
Revolver Loan (3 mo. Term SOFR + 6.00%)(e)(f)	11.53%	11/23/2027		1,366	1,304,770
Revolver Loan(e)(f)(g)	0.00%	11/23/2027		496	473,413
Term Loan A (1 mo. Term SOFR + 6.00%)(e)(f)	11.53%	11/16/2027		21,140	20,188,475
Keter Group B.V. (Netherlands), Term Loan B-1 (3 mo. EURIBOR + 4.25%)	7.96%	10/31/2023	EUR	3,763	3,800,808
Mold-Rite Plastics LLC (Valcour Packaging LLC), Second Lien Term Loan (6 mo. USD LIBOR + 7.00%)	12.65%	10/04/2029		123	69,380
					25,836,846

Ecological Services & Equipment–0.25%
TruGreen L.P., Second Lien Term Loan (1 mo. USD LIBOR + 8.76%)	14.13%	11/02/2028		1,509	948,288

Electronics & Electrical–4.86%
Boxer Parent Co., Inc., Term Loan B (1 mo. EURIBOR + 4.00%)	7.63%	10/02/2025	EUR	131	141,773
GoTo Group, Inc. (LogMeIn), First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	10.27%	08/31/2027		2,970	1,929,624
Idemia (Oberthur Tech/Morpho/OBETEC) (France), Term Loan B (3 mo. EURIBOR + 4.75%)	8.32%	09/30/2028	EUR	572	620,195
Imperva, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	13.39%	01/11/2027		602	605,479
Inetum (Granite Fin Bidco SAS) (France), Term Loan B (3 mo. EURIBOR + 5.00%)	8.82%	10/17/2028	EUR	306	332,639
Infinite Electronics, Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	12.50%	03/02/2029		473	412,718

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (3 mo. SONIA + 6.87%)(f)	11.80%	08/17/2028	GBP	537	$667,526
Term Loan 2 (3 mo. Term SOFR + 7.01%)(f)	12.06%	08/17/2028		$ 712	683,221
Mavenir Systems, Inc., Term Loan B (3 mo. USD LIBOR + 4.75%)	10.39%	08/13/2028		1,720	1,328,535
Natel Engineering Co., Inc., Term Loan (3 mo. EURIBOR + 6.00%)	11.68%	04/29/2026		3,465	2,689,833
Native Instruments (Music Creation Group GMBH/APTUS) (Germany), Term Loan (3 mo. EURIBOR + 6.00%)(f)	9.49%	03/03/2028	EUR	1,267	1,263,602
Riverbed Technology, Inc., Class B (3 mo. Term SOFR + 6.25%)	9.74%	07/01/2028		1,535	931,362
Sandvine Corp., Second Lien Term Loan (3 mo. Term SOFR + 6.25%)(f)	13.43%	11/02/2026		322	238,047
SonicWall U.S. Holdings, Inc.
First Lien Term Loan(h)	–	05/16/2025		1,077	1,063,728
Term Loan B(h)	–	05/16/2028		1,077	1,063,728
Utimaco (Germany)
Term Loan B-1 (3 mo. EURIBOR + 6.25%)(f)	10.03%	05/31/2029	EUR	2,932	3,017,018
Term Loan B-2 (3 mo. Term SOFR + 6.25%)(f)	11.81%	05/31/2029		1,646	1,545,109
Veritas US, Inc., Term Loan B (3 mo. USD LIBOR + 5.00%)	10.45%	09/01/2025		281	238,520
					18,772,657

Food Products–8.39%
Biscuit Hld S.A.S.U. (BISPOU/Cookie Acq) (France), First Lien Term Loan (6 mo. EURIBOR + 4.00%)	7.27%	02/15/2027	EUR	7,013	6,469,403
BrightPet (AMCP Pet Holdings, Inc.)
Incremental Term Loan B (3 mo. Term SOFR + 6.25%)(e)(f)	13.14%	10/05/2026		4,217	4,022,886
Revolver Loan(e)(f)(h)	–	10/05/2026		550	524,865
Revolver Loan(e)(f)(g)	0.00%	10/05/2026		916	873,667
Term Loan (3 mo. Term SOFR + 7.00%)(e)(f)	13.14%	10/05/2026		4,102	3,912,941
Florida Food Products LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(f)	13.45%	10/08/2029		1,028	847,861
H-Food Holdings LLC
Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	10.58%	05/23/2025		155	141,902
Term Loan (1 mo. USD LIBOR + 3.69%)	9.27%	05/23/2025		19	17,151
Shearer’s Foods LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	13.20%	09/22/2028		161	147,451
Sigma Bidco (Netherlands), Term Loan B (1 mo. Term SOFR + 4.75%)	8.21%	01/02/2028		155	152,023
Teasdale Foods, Inc., Term Loan (3 mo. Term SOFR + 6.25%)(e)(f)	11.84%	12/18/2025		15,996	14,172,990
Valeo Foods (Jersey) Ltd. (Ireland), Term Loan B (6 mo. EURIBOR + 4.00%)	7.24%	09/29/2028	EUR	1,162	1,105,923
					32,389,063

Food Service–1.83%
Areas (Telfer Inv/Financiere Pax), Term Loan B (6 mo. EURIBOR + 4.75%)	8.49%	07/01/2026	EUR	6,761	7,061,942

Forest Products–0.25%
NewLife Forest Restoration LLC, Term Loan (f)(h)	–	11/30/2023		956	955,875

Health Care–8.20%
Acacium (Impala Bidco Ltd./ICS US, Inc.) (United Kingdom), Incremental Term Loan B (1 mo. Term SOFR + 5.25%)(f)	9.90%	06/08/2028		955	905,064
Inovie Group Bidco (Labosud) (France), Term Loan B(h)	–	03/03/2028	EUR	2,000	2,142,362
MB2 Dental Solutions LLC
Delayed Draw Term Loan (1 mo. Term SOFR + 6.00%)(e)(f)	11.43%	01/29/2027		3,103	3,041,286
Delayed Draw Term Loan (1 mo. Term SOFR + 6.00%)(e)(f)	11.43%	01/29/2027		8,613	8,440,186
Term Loan (1 mo. Term SOFR + 6.00%)(e)(f)	11.43%	01/29/2027		8,629	8,456,340
MedAssets Software Intermediate Holdings, Inc. (nThrive TSG), Second Lien Term Loan (1 mo. Term SOFR + 6.75%)	12.58%	12/17/2029		638	403,596
SDB Holdco LLC (Specialty Dental Brands)
Delayed Draw Term Loan (1 mo. Term SOFR + 7.00%)(e)(f)	12.41%	03/17/2027		3,126	2,991,945
Term Loan (1 mo. Term SOFR + 7.00%)(e)(f)	12.42%	03/09/2027		4,826	4,617,996
Women’s Care Holdings, Inc. LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	13.80%	01/15/2029		431	375,176
Zentiva (AI Sirona Lux Acq) (Czech Republic), Term Loan B (3 mo. EURIBOR + 5.00%)	8.63%	09/30/2028	EUR	233	253,881
					31,627,832

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Home Furnishings–1.24%
Hilding Anders AB (Sweden)
PIK Term Loan; 12.00% PIK Rate, 2.84% Cash Rate(f)(i)	12.00%	12/31/2024	EUR	38	$0
Term Loan(f)(h)	–	12/31/2024	EUR	5,480	0
Term Loan (3 mo. EURIBOR + 5.00%)	8.65%	02/28/2026	EUR	5,216	2,579,094
Term Loan (6 mo. EURIBOR + 10.00%)(f)	13.62%	12/31/2026	EUR	399	422,016
Term Loan(f)(h)	–	02/26/2027	EUR	4,834	0
Serta Simmons Bedding LLC, Term Loan (1 mo. Term SOFR + 7.50%)	12.69%	06/29/2028		$ 1,701	1,705,920
Weber-Stephen Products LLC, Incremental Term Loan B (1 mo. Term SOFR + 4.25%)	9.68%	10/30/2027		73	65,888
					4,772,918

Industrial Equipment–2.31%
Arconic Rolled Products Corp., Term Loan B (1 mo. Term SOFR + 4.50%)	9.88%	07/26/2030		714	715,283
Deliver Buyer, Inc. (MHS Holdings), Term Loan B (3 mo. Term SOFR + 5.50%)	10.74%	06/08/2029		1,065	927,537
Kantar (Summer BC Bidco) (United Kingdom)
Revolver Loan (1 mo. USD LIBOR + 3.00%)(f)	8.46%	06/04/2026		977	883,778
Revolver Loan(f)(g)	0.00%	06/04/2026		1,189	1,076,206
Term Loan B (3 mo. USD LIBOR + 5.00%)	10.50%	12/04/2026		1,362	1,312,117
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(f)	9.73%	03/08/2025		1,245	1,220,534
Robertshaw US Holding Corp.
First Lien Term Loan (3 mo. Term SOFR + 5.50%)(f)	10.84%	02/28/2027		612	443,333
First Lien Term Loan (3 mo. Term SOFR + 7.00%)	12.34%	02/28/2027		457	403,183
First Lien Term Loan (3 mo. Term SOFR + 3.00%)(f)	8.34%	02/28/2027		243	245,779
Tank Holding Corp.
Revolver Loan (1 mo. Term SOFR + 5.75%)(f)	11.15%	03/31/2028		85	82,755
Revolver Loan(f)(g)	0.00%	03/31/2028		91	88,409
Term Loan (1 mo. Term SOFR + 6.00%)	11.18%	03/31/2028		1,325	1,288,369
Victory Buyer LLC (Vantage Elevator), Second Lien Term Loan (3 mo. Term SOFR + 7.00%)(f)	12.51%	11/19/2029		258	222,915
					8,910,198

Leisure Goods, Activities & Movies–6.32%
Crown Finance US, Inc.
First Lien Term Loan (3 mo. EURIBOR + 2.63%)	2.63%	02/28/2025	EUR	1	37
Term Loan (1 mo. Term SOFR + 8.50%)	14.38%	07/31/2028		2,508	2,530,333
Parques Reunidos (Piolin Bidco s.a.u) (Spain)
Revolver Loan (1 mo. EURIBOR + 3.50%)(f)	7.13%	03/16/2026	EUR	574	613,938
Revolver Loan(f)(g)	0.00%	03/16/2026	EUR	1,885	2,017,254
Royal Caribbean Cruises Ltd.
Revolver Loan(f)(g)	0.00%	04/05/2024		3,562	3,455,411
Revolver Loan(f)(h)	–	04/12/2024		1,213	1,187,269
Scenic (Columbus Capital B.V.) (Australia), Term Loan (3 mo. EURIBOR + 3.75%)	7.35%	02/27/2027	EUR	1,200	1,055,063
USF S&H Holdco LLC
Term Loan A (3 mo. USD LIBOR + 8.00%)(e)(f)	8.00%	06/30/2025		808	808,166
Term Loan A(e)(f)(g)	0.00%	06/30/2025		1,028	1,028,329
Term Loan B (3 mo. Term SOFR + 4.75%)(e)(f)	10.14%	06/30/2025		10,518	10,517,378
Vue International Bidco PLC (United Kingdom), Term Loan (6 mo. EURIBOR + 8.00%)	11.36%	12/31/2027	EUR	2,111	1,195,946
					24,409,124

Lodging & Casinos–2.31%
HotelBeds (United Kingdom), Term Loan D (6 mo. EURIBOR + 5.50%)	8.84%	09/12/2027	EUR	8,274	8,917,609

Nonferrous Metals & Minerals–0.21%
Form Technologies LLC, First Lien Term Loan (3 mo. Term SOFR + 9.00%)	14.52%	10/22/2025		1,052	810,149

Oil & Gas–2.87%
McDermott International Ltd.
LOC(f)(g)	0.00%	06/28/2024		4,083	3,042,053
LOC (3 mo. Term SOFR + 4.00%)(f)	5.48%	06/30/2024		1,801	1,260,900
PIK Second Lien Term Loan, 3.00% PIK Rate, 6.45% Cash Rate(i)	3.00%	09/25/2025		968	517,679
Term Loan (1 mo. Term SOFR + 3.00%)(f)	8.45%	06/30/2024		180	130,614
Petroleum GEO-Services ASA (Norway), Term Loan (1 mo. USD LIBOR + 7.00%)	12.54%	03/19/2024		578	578,420

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Oil & Gas–(continued)
QuarterNorth Energy, Inc., Second Lien Term Loan (1 mo. Term SOFR + 8.00%) (Acquired 08/03/2021; Cost $5,480,356)(j)	13.45%	08/27/2026		$ 5,552	$5,540,066
					11,069,732

Publishing–1.12%
Cengage Learning, Inc., Term Loan B (3 mo. Term SOFR + 4.75%)	10.32%	06/29/2026		2,328	2,326,395
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt), First Lien Term Loan B (1 mo. Term SOFR + 5.25%)	10.68%	04/09/2029		2,132	1,977,611
					4,304,006

Radio & Television–0.02%
Diamond Sports Holdings LLC, Second Lien Term Loan (k)(l)	0.00%	08/24/2026		2,582	72,394
Nexstar Broadcasting, Inc., Term Loan B-4 (1 mo. Term SOFR + 2.50%)	7.95%	09/18/2026		1	319
					72,713

Retailers (except Food & Drug)–1.08%
Douglas (Kirk Beauty GmbH) (Germany)
Term Loan B-1 (6 mo. EURIBOR + 5.25%)	9.43%	04/08/2026	EUR	849	917,197
Term Loan B-2 (6 mo. EURIBOR + 5.25%)	9.43%	04/08/2026	EUR	489	528,608
Term Loan B-3 (6 mo. EURIBOR + 5.25%)	9.43%	04/08/2026	EUR	692	747,620
Term Loan B-4 (6 mo. EURIBOR + 5.25%)	9.43%	04/08/2026	EUR	1,499	1,618,960
Term Loan B-5 (6 mo. EURIBOR + 5.25%)	9.43%	04/08/2026	EUR	334	360,491
					4,172,876

Telecommunications–1.59%
Cincinnati Bell, Inc., Term Loan B-2 (1 mo. Term SOFR + 3.25%)	8.68%	11/22/2028		28	27,865
MLN US HoldCo LLC (dba Mitel)
Second Lien Term Loan (3 mo. Term SOFR + 6.70%)	12.11%	11/01/2027		3,739	1,364,701
Term Loan (3 mo. Term SOFR + 6.44%)	11.85%	11/01/2027		1,591	1,217,001
Third Lien Term Loan (3 mo. Term SOFR + 9.25%)(f)	14.66%	11/01/2027		1,875	374,901
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	8.43%	12/07/2026		1,740	1,257,393
U.S. TelePacific Corp.
First Lien Term Loan (3 mo. Term SOFR + 1.25%)	6.57%	05/02/2026		997	402,420
Third Lien Term Loan (3 mo. USD LIBOR + 0.00%)(f)	0.00%	05/02/2027		100	0
Zayo Group Holdings, Inc., Incremental Term Loan (1 mo. Term SOFR + 4.25%)	9.66%	03/09/2027		1,842	1,487,055
					6,131,336

Utilities–0.70%
Lightstone Holdco LLC
Term Loan B (1 mo. Term SOFR + 5.75%)	11.08%	02/01/2027		1,084	986,760
Term Loan C (1 mo. Term SOFR + 5.75%)	11.08%	02/01/2027		61	55,805
Nautilus Power LLC, Term Loan (1 mo. Term SOFR + 5.25%)	10.75%	11/16/2026		2,200	1,668,679
					2,711,244
Total Variable Rate Senior Loan Interests (Cost $380,704,436)					348,674,784

			Shares
Common Stocks & Other Equity Interests–16.29%(m)

Aerospace & Defense–0.31%
IAP Worldwide Services, Inc. (Acquired 07/18/2014-08/18/2014; Cost $239,759)(f)(j)				221	1,204,607
NAC Aviation 8 Ltd.(f)				51,776	0
					1,204,607

Automotive–0.00%
ThermaSys Corp. (Acquired 12/31/2018; Cost $687,748)(f)(j)				980,474	0

Building & Development–0.00%
Haya (Holdco2 PLC/Real Estate SAU)(f)				5,422	0
Lake at Las Vegas Joint Venture LLC, Class A (Acquired 07/15/2010; Cost $24,140,508)(f)(j)				2,338	0
Lake at Las Vegas Joint Venture LLC, Class B(f)				28	0
					0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Dynamic Credit Opportunity Fund

	Shares	Value
Business Equipment & Services–3.63%
Monitronics International, Inc. (Acquired 06/30/2023; Cost $2,346,937)(f)(j)	116,589	$ 2,448,369
My Alarm Center LLC, Class A (Acquired 03/09/2021-12/03/2021; Cost $6,303,839)(f)(j)	47,742	11,563,263
		14,011,632

Containers & Glass Products–0.03%
Libbey Glass LLC (Acquired 11/13/2020-02/10/2022; Cost $56,094)(j)	13,797	108,651

Drugs–0.00%
Inotiv, Inc., Conv.	4,854	18,154

Electronics & Electrical–0.00%
Riverbed Technology, Inc. (Acquired 07/03/2023; Cost $8,266)(f)(j)	63,581	8,266

Financial Intermediaries–0.04%
RJO Holdings Corp.(f)	2,144	107,203
RJO Holdings Corp., Class A(f)	1,142	57,114
RJO Holdings Corp., Class B(f)	3,334	33
		164,350

Home Furnishings–0.33%
Serta Simmons Bedding LLC (Acquired 06/29/2023; Cost $12,650)(j)	81,610	1,256,794

Industrial Equipment–0.11%
North American Lifting Holdings, Inc.	62,889	440,223

Leisure Goods, Activities & Movies–3.88%
Crown Finance US, Inc.	779	16,858
Crown Finance US, Inc., Rts.	115,725	2,506,199
USF S&H Holdco LLC(e)(f)	11,114	12,452,349
Vue International Bidco PLC(f)	2,084,496	0
		14,975,406

Oil & Gas–7.47%
McDermott International Ltd.(f)	190,859	29,011
QuarterNorth Energy Holding, Inc. (Acquired 06/02/2021-10/29/2021; Cost $10,658,786)(f)(j)	163,623	27,660,468
QuarterNorth Energy Holding, Inc., Wts., expiring 08/27/2029(f)	26,541	456,505
QuarterNorth Energy Holding, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $306,696)(f)(j)	51,116	23,002
Samson Investment Co., Class A (Acquired 03/01/2017; Cost $2,932,743)(f)(j)	163,748	147,373
Southcross Energy Partners L.P. (Acquired 07/29/2014-10/29/2020; Cost $749,269)(j)	72,413	1,014
Tribune Resources LLC (Acquired 04/03/2018; Cost $1,915,487)(j)	376,237	517,326
		28,834,699

Radio & Television–0.00%
iHeartMedia, Inc., Class B(f)(n)	42	168

Retailers (except Food & Drug)–0.20%
Claire’s Stores, Inc. (Acquired 10/12/2018; Cost $675,080)(j)	420	148,750
Toys ’R’ Us-Delaware, Inc.(f)	14	34,372
Vivarte S.A.S.(f)	1,181,133	569,171
		752,293

Surface Transport–0.29%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $743,133)(f)(j)	8,956	403,020
Commercial Barge Line Co.(f)	7,373	184,325
Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 02/03/2023-08/18/2023; Cost $0)(f)(j)	97,717	45,805
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-05/17/2023; Cost $0)(f)(j)	88,608	55,380

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Dynamic Credit Opportunity Fund

			Shares	Value

Surface Transport–(continued)
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $781,183)(j)			9,414	$423,630
				1,112,160
Total Common Stocks & Other Equity Interests (Cost $76,602,124)				62,887,403

	Interest Rate	Maturity Date	Principal Amount (000)(a)
Non-U.S. Dollar Denominated Bonds & Notes–8.26%(o)
Automotive–0.28%
Cabonline Group Holding AB (Sweden)(f)(p)	14.00%	10/31/2023	SEK 1,022	87,727
Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%)(l)(p)(q)	0.00%	04/19/2026	SEK 15,000	993,287
				1,081,014

Building & Development–0.79%
Haya Holdco 2 PLC (United Kingdom) (3 mo. EURIBOR + 9.00%)(p)(q)	12.77%	11/30/2025	EUR 4,471	1,793,761
Ideal Standard International S.A. (Belgium)(p)	6.38%	07/30/2026	EUR 1,828	1,233,915
				3,027,676

Cable & Satellite Television–0.54%
Altice Finco S.A. (Luxembourg)(p)	4.75%	01/15/2028	EUR 2,932	2,092,006

Financial Intermediaries–5.05%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%) (Acquired 01/31/2018-11/24/2021; Cost $10,689,712)(j)(p)(q)	8.73%	08/01/2024	EUR 8,976	4,859,655
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(p)(q)	9.98%	05/01/2026	EUR 4,278	3,753,619
Garfunkelux Holdco 3 S.A. (Luxembourg)(p)	6.75%	11/01/2025	EUR 3,345	2,915,222
Kane Bidco Ltd. (United Kingdom)(p)	6.50%	02/15/2027	GBP 989	1,154,809
Very Group Funding PLC (The) (United Kingdom)(p)	6.50%	08/01/2026	GBP 5,493	5,549,427
Very Group Funding PLC (The) (United Kingdom)(p)	6.50%	08/01/2026	GBP 1,250	1,262,841
				19,495,573

Food Products–0.24%
Sigma Holdco B.V. (Netherlands)(p)	5.75%	05/15/2026	EUR 1,000	936,300

Retailers (except Food & Drug)–1.36%
Kirk Beauty SUN GmbH 9.00% PIK Rate, 8.25% Cash Rate (Germany)(i)(p)	9.00%	10/01/2026	EUR 5,209	5,236,198
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $46,181,080)				31,868,767

Asset-Backed Securities–2.67%
Structured Products–2.67%
Adagio V CLO DAC, Series V-X, Class ER (Ireland) (3 mo. EURIBOR + 5.15%) (o)(p)(q)	8.81%	10/15/2031	EUR 263	242,932
Babson Euro CLO B.V., Series 2019-1A, Class ER (Ireland) (3 mo. EURIBOR + 7.21%)(o)(p)(q)	10.87%	04/15/2036	EUR 1,750	1,695,385
Babson Euro CLO B.V., Series 2021-1A, Class E (Ireland) (3 mo. EURIBOR + 7.05%)(o)(p)(q)	10.75%	04/24/2034	EUR 1,023	1,010,853
Empower CLO Ltd., Series 2023-2A, Class E (Cayman Islands) (3 mo. Term SOFR + 8.25%)(o)(p)(q)	13.59%	07/15/2036	$ 2,000	2,000,928
Jubilee CLO DAC, Series 2018-21A, Class ER (Ireland) (3 mo. EURIBOR + 6.07%)(o)(p)(q)	9.73%	04/15/2035	EUR 2,041	2,025,833
Madison Park Euro Funding XV DAC, Series 15A, Class ER (Ireland) (3 mo. EURIBOR + 7.29%)(o)(p)(q)	10.95%	07/15/2036	EUR 3,215	3,321,106
Total Asset-Backed Securities (Cost $11,072,828)				10,297,037

			Shares

Preferred Stocks–1.58%(m)
Financial Intermediaries–0.06%
RJO Holdings Corp., Series A-2, Pfd.(f)			649	236,849

Oil & Gas–0.17%
McDermott International Ltd., Pfd.(f)			1,017	661,234
Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-05/09/2019; Cost $285,287)(f)(j)			288,393	2,567
				663,801

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Dynamic Credit Opportunity Fund

			Shares	Value
Surface Transport–1.35%
Commercial Barge Line Co., Series A, Pfd. (Acquired 02/15/2018-02/06/2020; Cost $1,463,899)(j)			26,310	$618,285
Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $1,538,779)(j)			27,657	649,939
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $978,436)(j)			42,058	2,313,190
Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $687,140)(j)			29,536	1,624,480
				5,205,894
Total Preferred Stocks (Cost $4,953,541)				6,106,544

	Interest Rate	Maturity Date	Principal Amount (000)(a)

U.S. Dollar Denominated Bonds & Notes–1.25%
Aerospace & Defense–0.20%
Rand Parent LLC (p)	8.50%	02/15/2030	$820	781,781

Air Transport–0.03%
Mesa Airlines, Inc., Class B (Acquired 11/25/2015; Cost $138,629)(f)(j)	5.75%	07/15/2025	139	136,037

Chemicals & Plastics–0.31%
Windsor Holdings III LLC (Acquired 06/27/2023-07/11/2023; Cost $1,159,114)(j)(p)	8.50%	06/15/2030	1,172	1,178,577

Food Products–0.33%
Teasdale Foods, Inc. (e)(f)	16.25%	06/18/2026	2,331	1,270,516

Radio & Television–0.01%
Diamond Sports Group LLC/Diamond Sports Finance Co. (k)(l)(p)	0.00%	08/15/2026	1,631	40,465

Telecommunications–0.37%
Windstream Escrow LLC/Windstream Escrow Finance Corp. (p)	7.75%	08/15/2028	1,758	1,426,832
Total U.S. Dollar Denominated Bonds & Notes (Cost $7,476,594)				4,834,208

Municipal Obligations–0.84%
Arizona–0.84%
Arizona (State of) Industrial Development Authority (NewLife Forest Restoration LLC) (Green Bonds), Series 2022 A, RB (Acquired 02/22/2022-07/01/2023; Cost $3,546,024) (Cost $2,545,625)(j)(p)	0.00%	01/01/2028	3,813	3,231,149
TOTAL INVESTMENTS IN SECURITIES–121.24% (Cost $529,536,228)				467,899,892
BORROWINGS–(18.14)%				(70,000,000)
OTHER ASSETS LESS LIABILITIES–(3.10)%				(11,975,971)
NET ASSETS–100.00%				$385,923,921

Investment Abbreviations:

Conv.	– Convertible
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
Rts.	– Rights
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STIBOR	– Stockholm Interbank Offered Rate
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Dynamic Credit Opportunity Fund

Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(e)	Acquired through direct lending. Direct loans may be subject to liquidity and interest rate risk and certain direct loans may be deemed illiquid.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(h)	This variable rate interest will settle after August 31, 2023, at which time the interest rate will be determined.
(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(j)	Restricted security. The aggregate value of these securities at August 31, 2023 was $66,169,663, which represented 17.15% of the Fund’s Net Assets.
(k)	The borrower has filed for protection in federal bankruptcy court.
(l)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2023 was $1,106,146, which represented less than 1% of the Fund’s Net Assets.

(m)	Securities acquired through the restructuring of senior loans.
(n)	Non-income producing security.
(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $48,824,608, which represented 12.65% of the Fund’s Net Assets.

(q)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2023.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value
	February 28, 2023	at Cost	from Sales	Appreciation	Gain	August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,078,901	$36,998,573	$(40,077,474)	$-	$-	$-	$56,458
Invesco Treasury Portfolio, Institutional Class	2,052,601	24,665,715	(26,718,316)	-	-	-	37,528
Total	$5,131,502	$61,664,288	$(66,795,790)	$-	$-	$-	$93,986
The aggregate value of securities considered illiquid at August 31, 2023 was $289,472,983 which represented 75.01% of the Fund’s Net Assets.

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)
Currency Risk
10/31/2023	Barclays Bank PLC	EUR	26,880,069	USD	29,299,249	$73,444
09/29/2023	BNP Paribas S.A.	EUR	26,310,428	USD	29,227,273	664,678
09/29/2023	BNP Paribas S.A.	GBP	5,200,048	USD	6,666,956	78,794
09/29/2023	BNP Paribas S.A.	NOK	1,711	USD	170	9
09/29/2023	BNP Paribas S.A.	SEK	4,000,000	USD	374,355	8,576
10/31/2023	BNP Paribas S.A.	GBP	4,260,092	USD	5,410,737	13,189
10/31/2023	Citibank N.A.	EUR	26,478,874	USD	28,875,239	85,640
09/29/2023	Goldman Sachs & Co. International PLC	EUR	766,912	USD	848,511	15,952
09/29/2023	J.P. Morgan Chase Bank, N.A.	EUR	3,500,000	USD	3,869,303	69,704
09/29/2023	J.P. Morgan Chase Bank, N.A.	USD	161	NOK	1,711	0
09/29/2023	Morgan Stanley and Co. International PLC	EUR	26,978,768	USD	29,974,336	686,191
09/29/2023	Morgan Stanley and Co. International PLC	GBP	5,122,435	USD	6,569,686	79,854
09/29/2023	Morgan Stanley and Co. International PLC	SEK	12,904,368	USD	1,245,791	65,755
09/29/2023	Morgan Stanley and Co. International PLC	USD	32,966	SEK	360,895	36
10/31/2023	Morgan Stanley and Co. International PLC	EUR	300,000	USD	326,797	617
10/31/2023	Morgan Stanley and Co. International PLC	GBP	4,260,093	USD	5,416,965	19,417
09/29/2023	Royal Bank of Canada	EUR	5,250,000	USD	5,781,153	81,754
09/29/2023	Royal Bank of Canada	GBP	5,200,048	USD	6,677,636	89,474

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Dynamic Credit Opportunity Fund

Open Forward Foreign Currency Contracts–(continued)
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)
09/29/2023	Royal Bank of Canada	USD	1,087,036	SEK	11,891,924	$417
10/31/2023	Royal Bank of Canada	EUR	26,880,069	USD	29,291,212	65,407
10/31/2023	Royal Bank of Canada	GBP	4,196,509	USD	5,338,581	21,593
09/29/2023	State Street Bank & Trust Co.	EUR	24,678,768	USD	27,365,422	574,156
10/31/2023	State Street Bank & Trust Co.	EUR	267,571	USD	291,259	338
10/31/2023	State Street Bank & Trust Co.	GBP	31,951	USD	40,598	116
09/29/2023	UBS AG	GBP	150,344	USD	191,893	1,416
Subtotal–Appreciation						2,696,527

Currency Risk
09/29/2023	Barclays Bank PLC	USD	29,253,284	EUR	26,880,069	(72,286)
09/29/2023	BNP Paribas S.A.	USD	5,416,755	GBP	4,264,931	(13,332)
09/29/2023	Canadian Imperial Bank of Commerce	USD	2,572,476	GBP	2,000,000	(38,591)
09/29/2023	Citibank N.A.	USD	28,830,198	EUR	26,478,874	(84,738)
09/29/2023	J.P. Morgan Chase Bank, N.A.	USD	1,637,418	EUR	1,500,000	(9,019)
09/29/2023	J.P. Morgan Chase Bank, N.A.	USD	1,274,064	GBP	1,000,000	(7,121)
10/31/2023	J.P. Morgan Chase Bank, N.A.	NOK	1,711	USD	161	(0)
09/29/2023	Morgan Stanley and Co. International PLC	USD	3,292,354	EUR	3,000,000	(35,555)
09/29/2023	Morgan Stanley and Co. International PLC	USD	5,538,065	GBP	4,355,248	(20,215)
09/29/2023	Morgan Stanley and Co. International PLC	USD	154,883	SEK	1,612,027	(7,472)
09/29/2023	Royal Bank of Canada	GBP	148,580	USD	187,655	(587)
09/29/2023	Royal Bank of Canada	USD	29,245,516	EUR	26,880,070	(64,517)
09/29/2023	Royal Bank of Canada	USD	5,344,510	GBP	4,201,276	(21,735)
09/29/2023	Royal Bank of Canada	USD	284,815	SEK	3,039,522	(6,867)
10/31/2023	Royal Bank of Canada	SEK	11,915,544	USD	1,090,722	(446)
09/29/2023	Toronto-Dominion Bank (The)	USD	822,832	EUR	745,863	(13,123)
09/29/2023	UBS AG	USD	2,176,096	EUR	2,000,000	(4,896)
Subtotal–Depreciation						(400,500)
Total Forward Foreign Currency Contracts						$2,296,027
Abbreviations:
EUR – Euro
GBP – British Pound Sterling
NOK – Norwegian Krone
SEK – Swedish Krona
USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Dynamic Credit Opportunity Fund

Portfolio Composition†
By credit quality, based on total investments
as of August 31, 2023

BB	0.17%
BB-	1.61
B+	2.97
B	5.40
B-	9.35
CCC+	1.73
CCC	4.95
CCC-	0.23
CC	0.73
D	0.75
Non-Rated	57.30
Equity	14.81

†
Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.

Excluding money market fund holdings, if any.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Assets and Liabilities
August 31, 2023
(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $529,536,228)	$467,899,892
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	2,696,527
Cash	2,902,479
Foreign currencies, at value (Cost $4,408,788)	4,409,613
Receivable for:
Investments sold	21,624,351
Interest and fees	10,693,910
Investments matured, at value (Cost $10,623,457)	2,943,550
Investment for trustee deferred compensation and retirement plans	23,535
Other assets	25,747
Total assets	513,219,604

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	400,500
Payable for:
Borrowings	70,000,000
Investments purchased	28,746,747
Dividends	6,838,908
Accrued fees to affiliates	130,776
Accrued interest expense	642,413
Accrued trustees’ and officers’ fees and benefits	1,301
Accrued other operating expenses	216,456
Trustee deferred compensation and retirement plans	23,535
Unfunded loan commitments	20,295,047
Total liabilities	127,295,683
Net assets applicable to shares outstanding	$385,923,921

Net assets consist of:
Shares of beneficial interest	$556,395,068
Distributable earnings (loss)	(170,471,147)
$385,923,921

Net Assets:
Class A	$118,527
Class AX	$385,786,480
Class Y	$9,969
Class R6	$8,945

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,649
Class AX	34,661,409
Class Y	896
Class R6	804
Class A:
Net asset value per share	$11.13
Maximum offering price per share (Net asset value of $11.13 ÷ 96.75%)	$11.50
Class AX:
Net asset value and offering price per share	$11.13
Class Y:
Net asset value and offering price per share	$11.13
Class R6:
Net asset value and offering price per share	$11.13

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Operations
For the six months ended August 31, 2023
(Unaudited)

Investment income:
Interest	$28,533,465
Dividends	4,234,433
Dividends from affiliated money market funds	93,986
Other income	10,239
Total investment income	32,872,123

Expenses:
Advisory fees	3,089,967
Administrative services fees	29,321
Custodian fees	38,760
Distribution fees:
Class A	139
Interest, facilities and maintenance fees	3,827,553
Transfer agent fees	244,978
Transfer agent fees – R6	1
Trustees’ and officers’ fees and benefits	10,306
Registration and filing fees	25,139
Reports to shareholders	344,997
Professional services fees	602,770
Other	34,816
Total expenses	8,248,747
Less: Fees waived	(3,646)
Net expenses	8,245,101
Net investment income	24,627,022

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(22,587,068)
Foreign currencies	(207,558)
Forward foreign currency contracts	(1,050,547)
(23,845,173)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	15,759,846
Foreign currencies	396,550
Forward foreign currency contracts	(988,897)
15,167,499
Net realized and unrealized gain (loss)	(8,677,674)
Net increase in net assets resulting from operations	$15,949,348

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Changes in Net Assets
For the six months ended August 31, 2023 and the year ended February 28, 2023
(Unaudited)

	August 31,	February 28,
	2023	2023

Operations:
Net investment income	$24,627,022	$37,016,130

Net realized gain (loss)	(23,845,173)	(18,916,042)

Change in net unrealized appreciation (depreciation)	15,167,499	(25,401,571)

Net increase (decrease) in net assets resulting from operations	15,949,348	(7,301,483)

Distributions to shareholders from distributable earnings:
Class A	(5,525)	(5,250)

Class AX	(20,060,026)	(40,070,451)

Class Y	(502)	(853)

Class R6	(457)	(779)

Total distributions from distributable earnings	(20,066,510)	(40,077,333)

Share transactions–net:
Class A	28,786	80,910

Class AX	(35,930,295)	(148,966,322)

Class Y	49	78

Net increase (decrease) in net assets resulting from share transactions	(35,901,460)	(148,885,334)

Net increase (decrease) in net assets	(40,018,622)	(196,264,150)

Net assets:
Beginning of period	425,942,543	622,206,693

End of period	$385,923,921	$425,942,543

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Cash Flows
For the six months ended August 31, 2023
(Unaudited)

Cash provided by operating activities:
Net increase in net assets resulting from operations	$15,949,348

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(43,169,308)

Proceeds from sales of investments	115,689,774

Purchases of short-term investments, net	(5,189,860)

Amortization of premium on investment securities	(208,872)

Accretion of discount on investment securities	(2,189,454)

Net realized loss from investment securities	22,587,068

Net change in unrealized appreciation on investment securities	(15,759,846)

Net change in unrealized depreciation of forward foreign currency contracts	988,897

Change in operating assets and liabilities:

Decrease in receivables and other assets	1,389,458

Decrease in accrued expenses and other payables	(576,301)

Net cash provided by operating activities	89,510,904

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(15,165,890)

Proceeds from shares of beneficial interest sold	205,264

Proceeds from borrowings	15,898,443

Repayment of borrowings	(81,898,443)

Disbursements from shares of beneficial interest reacquired	(40,990,621)

Net cash provided by (used in) financing activities	(121,951,247)

Net decrease in cash and cash equivalents	(32,440,343)

Cash and cash equivalents at beginning of period	39,752,435

Cash and cash equivalents at end of period	$7,312,092

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$4,883,897

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$542

Cash paid during the period for interest, facilities and maintenance fees	$4,409,063

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Six Month Ended		Year Ended	Period Ended
	August 31,		February 28,	February 28,
Class A	2023		2023	2022(a)
Net asset value, beginning of period	$11.24		$12.27	$12.46
Net investment income(b)	0.67		0.79	0.85
Net gains (losses) on securities (both realized and unrealized)	(0.25)		(0.92)	(0.90)
Total from investment operations	0.42		(0.13)	(0.05)
Less: Dividends from net investment income	(0.53)		(0.90)	(0.14)
Net asset value, end of period	$11.13		$11.24	$12.27
Total return at net asset value(c)	3.83%		(1.03)%	(0.38)%
Net assets, end of period (000’s omitted)	$119		$91	$12
Portfolio turnover rate(d)	13%		22%	96%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(e)	4.40	%(f)	4.27%	2.84	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.47	%(f)	2.37%	2.32	%(f)
Without fee waivers and/or expense reimbursements	4.40	%(f)	4.27%	2.84	%(f)
Ratio of net investment income	12.16	%(f)	7.06%	4.91	%(f)

Senior indebtedness:
Total borrowings (000’s omitted)	$70,000		$136,000	$217,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$6,513		$4,132	$3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Includes fee waivers which were less than 0.005% per share.
(f)	Annualized.
(g)
Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights–(continued)

	Six months ended August 31,		Years Ended February 28,			Year Ended February 29,	Year Ended February 28,
Class AX(a)	2023		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.23		$12.27	$12.02	$12.35	$12.66	$13.15
Net investment income(b)	0.69		0.88	0.65	0.62	0.72	0.61
Net gains (losses) on securities (both realized and unrealized)	(0.25)		(0.99)	0.38	(0.05)	(0.21)	(0.19)
Total from investment operations	0.44		(0.11)	1.03	0.57	0.51	0.42
Less:
Dividends from net investment income	(0.54)		(0.93)	(0.78)	(0.74)	(0.82)	(0.91)
Return of capital	–		–	–	(0.16)	–	–
Total distributions	(0.54)		(0.93)	(0.78)	(0.90)	(0.82)	(0.91)
Net asset value, end of period	$11.13		$11.23	$12.27	$12.02	$12.35	$12.66
Market value per common share, end of period	N/A		N/A	N/A	$11.00	$10.83	$11.06
Total return at net asset value(c)	4.22%		(0.86)%	8.75%	7.11%	4.99%	4.44%
Total return at market value(d)	N/A		N/A	N/A	11.77%	5.39%	3.52%
Net assets, end of period (000’s omitted)	$385,786		$425,833	$622,174	$756,881	$777,644	$937,973
Portfolio turnover rate(e)	13%		22%	96%	83%	83%	69%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(f)	4.15	%(g)	3.68%	2.52%	2.68%	3.59%	3.50%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.22	%(g)	2.12%	1.96%	1.92%	1.99%	1.97%
Without fee waivers and/or expense reimbursements	4.15	%(g)	3.68%	2.52%	2.68%	3.59%	3.50%
Ratio of net investment income	12.41	%(g)	7.65%	5.23%	5.66%	5.76%	4.72%

Senior indebtedness:
Total borrowings (000’s omitted)	$70,000		$136,000	$217,000	$191,000	$300,000	$327,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$6,513		$4,132	$3,867	$5,486	$4,010	$4,249
Total amount of preferred shares outstanding (000’s omitted)	N/A		N/A	N/A	$100,000	$125,000	$125,000
Asset coverage per preferred share(i)	N/A		N/A	N/A	$856,881	$722,116	$850,378
Liquidating preference per preferred share	N/A		N/A	N/A	$100,000	$100,000	$100,000

(a)
Prior to November 1, 2021, the Fund operated as a Closed-End non-interval fund. On such date, holders of common shares of Closed-End Fund received Class AX shares of the Fund equal to the number of Closed-End Fund common shares they owned prior to Reorganization.

(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(e)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(f)	Includes fee waivers which were less than 0.005% per share.
(g)	Annualized.
(h)
Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(i)
Calculated by subtracting the Fund’s total liabilities (not including the preferred shares, at liquidation value) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights–(continued)

	Six Month Ended		Year Ended	Period Ended
	August 31,		February 28,	February 28,
Class Y	2023		2023	2022(a)
Net asset value, beginning of period	$11.24		$12.27	$12.46
Net investment income(b)	0.69		0.87	0.86
Net gains (losses) on securities (both realized and unrealized)	(0.26)		(0.97)	(0.90)
Total from investment operations	0.43		(0.10)	(0.04)
Less: Dividends from net investment income	(0.54)		(0.93)	(0.15)
Net asset value, end of period	$11.13		$11.24	$12.27
Total return at net asset value(c)	3.96%		(0.75)%	(0.34)%
Net assets, end of period (000’s omitted)	$10		$10	$11
Portfolio turnover rate(d)	13%		22%	96%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(e)	4.15	%(f)	3.68%	2.59	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.22	%(f)	2.12%	2.07	%(f)
Without fee waivers and/or expense reimbursements	4.15	%(f)	3.68%	2.59	%(f)
Ratio of net investment income	12.41	%(f)	7.65%	5.16	%(f)

Senior indebtedness:
Total borrowings (000’s omitted)	$70,000		$136,000	$217,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$6,513		$4,132	$3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Includes fee waivers which were less than 0.005% per share.
(f)	Annualized.
(g)
Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights–(continued)

	Six Month Ended		Year Ended	Period Ended
	August 31,		February 28,	February 28,
Class R6	2023		2023	2022(a)
Net asset value, beginning of period	$11.24		$12.27	$12.46
Net investment income(b)	0.69		0.89	0.86
Net gains (losses) on securities (both realized and unrealized)	(0.25)		(0.98)	(0.90)
Total from investment operations	0.44		(0.09)	(0.04)
Less: Dividends from net investment income	(0.55)		(0.94)	(0.15)
Net asset value, end of period	$11.13		$11.24	$12.27
Total return at net asset value(c)	4.02%		(0.70)%	(0.33)%
Net assets, end of period (000’s omitted)	$9		$9	$10
Portfolio turnover rate(d)	13%		22%	96%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(e)	4.05	%(f)	3.58%	2.55	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.12	%(f)	2.02%	2.03	%(f)
Without fee waivers and/or expense reimbursements	4.05	%(f)	3.58%	2.55	%(f)
Ratio of net investment income	12.51	%(f)	7.75%	5.20	%(f)

Senior indebtedness:
Total borrowings (000’s omitted)	$70,000		$136,000	$217,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$6,513		$4,132	$3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Includes fee waivers which were less than 0.005% per share.
(f)	Annualized.
(g)
Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Dynamic Credit Opportunity Fund

Notes to Consolidated Financial Statements
August 31, 2023
(Unaudited)
NOTE 1–Significant Accounting Policies
Invesco Dynamic Credit Opportunity Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that is operated as an interval fund and periodically offers its shares for repurchase.
The Fund may participate in direct lending opportunities through its indirect investment in the Invesco Dynamic Credit Opportunities Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Fund owns all beneficial and economic interests in the Invesco Dynamic Credit Opportunities Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. The Fund may invest up to 60% of its total net assets in originated loans. The accompanying consolidated financial statements reflect the financial position of the Fund and its Loan Origination Trust and the results of operations on a consolidated basis.
The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or fixed rate senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
The Fund currently consists of four different classes of shares: Class A, Class AX, Class Y and Class R6 shares. Class AX shares are closed to new investors. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class AX, Class Y and Class R6 shares are sold at net asset value.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations - Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

23	Invesco Dynamic Credit Opportunity Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.
Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions - Distributions from net investment income, if any, are declared daily and paid quarterly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.
Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit and Variable Rate Demand Preferred Shares (“VRDP Shares”). In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

G.
Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.
Indemnifications - Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund, and under the LLC’s organizational documents, each member of the LLC and certain affiliated persons, is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or LLC. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.
Cash and Cash Equivalents - For the purposes of the Consolidated Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.
Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date

24	Invesco Dynamic Credit Opportunity Fund

purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.
Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
L.
Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
M.
Industry Focus - To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.
Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.
LIBOR Transition Risk - The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.
P.
Foreign Risk - The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Q.
Leverage Risk - The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

R.
Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of

25	Invesco Dynamic Credit Opportunity Fund

loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.
In making a loan directly to the borrower (“direct loan”), the Fund is exposed to the credit risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Fund performance.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Fund has entered into an investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Fund’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s consolidated financial statements for purposes of GAAP.)
For the six months ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 1.56%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended August 31, 2023, the Adviser waived advisory fees of $3,646.
The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under this agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended August 31, 2023, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Fund has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class Y and Class R6 shares of the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the Fund’s average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A shares. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by Class A shares of the Fund. For the six months ended August 31, 2023, expenses incurred under the Plan are shown in the Consolidated Statement of Operations as Distribution fees.
Certain officers and trustees of the Fund are officers and directors of Invesco.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

26	Invesco Dynamic Credit Opportunity Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities

Variable Rate Senior Loan Interests	$–	$111,784,870	$236,889,914	$348,674,784

Common Stocks & Other Equity Interests	18,154	5,419,445	57,449,804	62,887,403

Non-U.S. Dollar Denominated Bonds & Notes	–	31,781,040	87,727	31,868,767

Asset-Backed Securities	–	10,297,037	–	10,297,037

Preferred Stocks	–	5,205,894	900,650	6,106,544

U.S. Dollar Denominated Bonds & Notes	–	3,427,655	1,406,553	4,834,208

Municipal Obligations	–	3,231,149	–	3,231,149

Total Investments in Securities	18,154	171,147,090	296,734,648	467,899,892

Other Investments - Assets*

Investments Matured	–	1,040,976	1,902,574	2,943,550

Forward Foreign Currency Contracts	–	2,696,527	–	2,696,527

	–	3,737,503	1,902,574	5,640,077

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(400,500)	–	(400,500)

Total Other Investments	–	3,337,003	1,902,574	5,239,577

Total Investments	$18,154	$174,484,093	$298,637,222	$473,139,469

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the six months ended August 31, 2023:

						Change in
				Accrued	Realized	Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Appreciation	into	out of	Value
	02/28/23	at Cost	from Sales	Premiums	(Loss)	(Depreciation)	Level 3*	Level 3*	08/31/23
Variable Rate Senior Loan Interests	$290,670,988	$8,830,636	$(57,372,253)	$665,907	$633,868	$(4,147,345)	$7,210,182	$(9,602,069)	$236,889,914

Common Stocks & Other Equity Interests	57,005,087	2,539,528	–	–	(557,447)	(1,801,318)	299,082	(35,128)	57,449,804

Investments Matured	354,284	1,557,609	(9,319)	6,624	18	(6,642)	–	–	1,902,574

U.S. Dollar Denominated Bonds & Notes	757,674	177,530	(276,599)	–	–	747,948	–	–	1,406,553

Preferred Stocks	931,492	426,571	(426,572)	–	(645,230)	614,389	–	–	900,650

Non-U.S. Dollar Denominated Bonds & Notes	–	90,778	–	1,562	–	(4,613)	–	–	87,727

Total	$349,719,525	$13,622,652	$(58,084,743)	$674,093	$(568,791)	$(4,597,581)	$7,509,264	$(9,637,197)	$298,637,222

*	Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.
Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

27	Invesco Dynamic Credit Opportunity Fund

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

				Range of
	Fair Value	Valuation	Unobservable	Unobservable	Unobservable
	at 08/31/23	Technique	Inputs	Inputs	Input Used

QuarterNorth Energy Holding, Inc.	$27,660,468	Valuation Service	N/A	N/A	N/A	(a)

FDH Group Acquisition, Inc., Term Loan A	21,901,901	Valuation Service	N/A	N/A	N/A	(b)

Keg Logistics LLC, Term Loan A	20,188,475	Valuation Service	N/A	N/A	N/A	(b)

Lightning Finco Ltd. (LiveU), Term Loan B-1	17,548,264	Valuation Service	N/A	N/A	N/A	(b)

Muth Mirror Systems LLC, Term Loan	17,118,883	Valuation Service	N/A	N/A	N/A	(b)

Teasdale Foods, Inc., Term Loan	14,172,990	Valuation Service	N/A	N/A	N/A	(b)

USF S&H Holdco LLC	12,452,349	Valuation Service	N/A	N/A	N/A	(b)

My Alarm Center LLC, Class A	11,563,263	Valuation Service	N/A	N/A	N/A	(a)

USF S&H Holdco LLC, Term Loan B	10,517,378	Valuation Service	N/A	N/A	N/A	(b)

NAS LLC (d.b.a. Nationwide Marketing Group), Term Loan	8,718,831	Valuation Service	N/A	N/A	N/A	(b)

Transtar Industries, Inc., Term Loan A	8,549,016	Valuation Service	N/A	N/A	N/A	(b)

MB2 Dental Solutions LLC, Term Loan B	8,456,340	Valuation Service	N/A	N/A	N/A	(b)

MB2 Dental Solutions LLC, Delayed Draw Term Loan	8,440,186	Valuation Service	N/A	N/A	N/A	(b)

CV Intermediate Holdco Corp. (Class Valuation), Term Loan B	7,892,008	Valuation Service	N/A	N/A	N/A	(b)

CV Intermediate Holdco Corp. (Class Valuation), Delayed Draw Term Loan	7,664,055	Valuation Service	N/A	N/A	N/A	(b)

Lamark Media Group LLC, Term Loan B	6,911,034	Valuation Service	N/A	N/A	N/A	(b)

Vertellus, Term Loan B	6,665,291	Valuation Service	N/A	N/A	N/A	(b)

(a)
Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuation is based on an enterprise value approach that utilizes a multiple of the last twelve months’ earnings before interest, taxes, depreciation and amortization of comparable public companies. The Adviser reviews the valuation reports provided by the valuation service on an on-going basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re-evaluation of the security’s fair valuation.

(b)
Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuations are based on certain methods used to determine market yields in order to establish a discount rate of return given market conditions and prevailing lending standards. Future expected cash flows are discounted back to the present value using these discount rates in the discounted cash flow analysis. The Adviser reviews the valuation reports provided by the valuation service on an on-going basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$2,696,527

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$2,696,527

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(400,500)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(400,500)

28	Invesco Dynamic Credit Opportunity Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2023.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Barclays Bank PLC	$73,444	$(72,286)	$1,158	$–	$–	$1,158

BNP Paribas S.A.	765,246	(13,332)	751,914	–	–	751,914

Canadian Imperial Bank of Commerce	–	(38,591)	(38,591)	–	–	(38,591)

Citibank N.A.	85,640	(84,738)	902	–	–	902

Goldman Sachs & Co. International PLC	15,952	–	15,952	–	–	15,952

J.P. Morgan Chase Bank, N.A.	69,704	(16,140)	53,564	–	–	53,564

Morgan Stanley and Co. International PLC	851,870	(63,242)	788,628	–	–	788,628

Royal Bank of Canada	258,645	(94,152)	164,493	–	–	164,493

State Street Bank & Trust Co.	574,610	–	574,610	–	–	574,610

Toronto-Dominion Bank (The)	–	(13,123)	(13,123)	–	–	(13,123)

UBS AG	1,416	(4,896)	(3,480)	–	–	(3,480)

Total	$2,696,527	$(400,500)	$2,296,027	$–	$–	$2,296,027

Effect of Derivative Investments for the six months ended August 31, 2023
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Consolidated Statement of Operations

Currency
Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(1,050,547)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(988,897)

Total	$(2,039,444)

 The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$323,483,657

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.
NOTE 6–Cash Balances and Borrowings
Effective April 10, 2023, the Fund entered into a $80 million revolving credit and security agreement with BNP Paribas (the “BNP Credit Agreement”), which will expire on April 8, 2024.
The Fund had previously entered into a $100 million revolving credit and security agreement with SSB, The Bank of Nova Scotia and The Toronto-Dominion Bank (the “SSB Credit Agreement”), which terminated on April 10, 2023. The Fund paid off all fees and no longer has any outstanding obligations under the SSB Credit Agreement as of April 10, 2023.
Effective June 5, 2023, the LLC entered into a $46 million revolving credit and security agreement with Natixis (the “Natixis Credit Agreement”), which will expire on November 17, 2023. From March 29, 2023 to June 4, 2023, the LLC’s Natixis Credit Agreement permitted borrowings up to $54 million. Prior to March 29, 2023, the LLC’s Natixis Credit Agreement permitted borrowings up to $60 million.
The revolving credit and security agreements are secured by the assets of the Fund and the LLC, respectively. The Fund and the LLC are subject to certain covenants relating to their respective revolving credit and security agreements. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreements.
For the period April 10, 2023 through August 31, 2023, the average daily balance of borrowing under the Fund’s BNP Credit Agreement was $40,047,906 with an average interest rate of 7%.
For the period March 1, 2023 through April 10, 2023, the average daily balance of borrowing under the Fund’s SSB Credit Agreement was $76,000,000 with an average interest rate of 6%.
During the six months ended August 31, 2023, the average daily balance of borrowing under the LLC’s Natixis Credit Agreement was $47,000,000 with an average interest rate of 7.69%.

29	Invesco Dynamic Credit Opportunity Fund

The combined carrying amount of the Fund’s and LLC’s payables for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates their fair value. Expenses under the revolving credit and security agreements are shown in the Consolidated Statement of Operations as Interest, facilities and maintenance fees.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7–Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2023. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

BrightPet (AMCP Pet Holdings, Inc.)	Revolver Loan	$905,443	$(31,776)

CV Intermediate Holdco Corp. (Class Valuation)	Revolver Loan	530,820	(22,478)

Dun & Bradstreet Corp. (The)	Revolver Loan	3,079,728	151,254

Kantar (Summer BC Bidco)	Revolver Loan	1,103,669	(27,463)

Keg Logistics LLC	Revolver Loan	490,449	(17,036)

Lamark Media Group LLC	Revolver Loan	757,874	(6,130)

McDermott International Ltd.	LOC	4,083,292	(1,041,239)

NAC Aviation 8 Ltd.	Revolver Loan	1,642,458	0

NAS LLC (d.b.a. Nationwide Marketing Group)	Revolver Loan	733,192	(4,935)

Parques Reunidos (Piolin Bidco s.a.u)	Revolver Loan	2,050,666	(33,412)

Royal Caribbean Cruises Ltd.	Revolver Loan	3,475,473	(20,062)

Tank Holding Corp.	Revolver Loan	89,493	(1,084)

USF S&H Holdco LLC	Term Loan A	948,410	79,919

Vertellus	Revolver Loan	404,080	(7,110)

		$20,295,047	$(981,552)

NOTE 8–Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$17,915,839	$69,010,778	$86,926,617

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2023 was $59,921,824 and $113,780,370, respectively. Cost of investments, including any derivatives,on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$40,257,516

Aggregate unrealized (depreciation) of investments	(112,598,425)

Net unrealized appreciation (depreciation) of investments	$(72,340,909)

Cost of investments for tax purposes is $545,480,378.
NOTE 10–Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

30	Invesco Dynamic Credit Opportunity Fund

At the six months ended August 31, 2023, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value
Bank of America, N.A.	$4,725,507	$4,624,889
Barclays Bank PLC	4,083,292	3,042,053
Citibank, N.A.	4,775,326	4,644,196
NOTE 11–Dividends
The Fund declared the following dividends to common shareholders from net investment income subsequent to August 31, 2023:

		Amount Per Share
Share Class	Record Date	Payable September 29, 2023
Class A	Daily	$0.2941
Class AX	Daily	$0.3008
Class Y	Daily	$0.0304
Class R6	Daily	$0.3009
NOTE 12–Repurchase of Shares
The Fund has a policy of making quarterly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c‑3(b) of the 1940 Act.
The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares at net asset value (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). Written notification of each quarterly repurchase offer is sent to shareholders no less than 21 days and no more than 42 days before each repurchase request deadline. During the six months ended August 31, 2023, the Fund had Repurchase Offers as follows:

Repurchase request deadlines	Percentage of outstanding shares the Fund offered to repurchase	Number of shares tendered (all classes)	Percentage of outstanding shares tendered (all classes)

March 17, 2023	5.0%	1,896,153	5.0%

June 16, 2023	5.0	1,813,267	5.0

NOTE 13–Share Information

	Summary of Share Activity
	Six months ended August 31, 2023(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	2,190	$24,329	6,804	$77,660
Class AX	16,383	180,935	46,098	563,409

Issued as reinvestment of dividends:
Class A	403	4,457	288	3,250
Class AX	441,754	4,879,391	913,559	10,524,005
Class Y	4	49	7	78
Reacquired:
Class AX	(3,709,408)	(40,990,621)	(13,734,094)	(160,053,736)
Net increase (decrease) in share activity	(3,248,674)	$(35,901,460)	(12,767,338)	$(148,885,334)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

31	Invesco Dynamic Credit Opportunity Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,040.90	$22.57	$1,003.02	$22.15	4.40%
Class AX	1,000.00	1,042.20	21.30	1,004.27	20.91	4.15
Class Y	1,000.00	1,043.10	21.31	1,004.27	20.91	4.15
Class R6	1,000.00	1,042.70	20.80	1,004.78	20.41	4.05

[1]
The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

32	Invesco Dynamic Credit Opportunity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of Invesco Dynamic Credit Opportunity Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end interval fund, including, but not limited to, leverage management and facilitation and management of the Fund’s quarterly repurchase offers. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.	Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. and Invesco Asset Management Limited currently manage assets of the Fund.
 The Board considered that the Fund continued the historical performance information of Invesco Dynamic Credit Opportunities Fund (the Acquired Fund), an exchange-listed closed end fund with the same investment objective and substantially similar principal investment strategies as the Fund, following the consummation of the reorganization of the Acquired Fund into the Fund in November 2021. The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge

33	Invesco Dynamic Credit Opportunity Fund

performance universe and against the Credit Suisse Leveraged Loan Index (Index). The Board noted that performance of Class AX shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class AX shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds, and further noted that the Fund is unique relative to its peers in that it is a closed-end interval fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board also noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent audited annual reports for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees, were in the fifth quintile of its expense group and discussed with management reasons for such relative actual management fees. The Board requested and considered additional information from management regarding the Fund’s actual management fees in light of current asset levels. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management. The Board noted differences between the Fund and other funds in its expense group, including the Fund’s closed-end interval fund structure and its differentiated investment strategies including direct lending.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.
The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
 Collateral Benefits to Invesco Advisers and its Affiliates The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

34	Invesco Dynamic Credit Opportunity Fund

35	Invesco Dynamic Credit Opportunity Fund

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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-23665 and 333-255932	Invesco Distributors, Inc.	VK-CE-DCO-SAR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 17, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 17, 2023, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunity Fund

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	November 3, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	November 3, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	November 3, 2023